Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Energy Systems, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to (subscript sign) 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Asher E. Fogel
	Asher E. Fogel	Dated: August 21, 2006
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Richard J. Augustine
	Richard J. Augustine	Dated: August 21, 2006
Chief Accounting Officer (Principal Accounting and Financial Officer)